Exhibit 99.1
2007 UBS Global Life Sciences Conference September 24, 2007

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the U.S. Federal and Drug Administration (FDA) regarding whether and when to approve THELIN(tm) ; timing and outcome of regulatory action on competing products in the EU; the availability of financing and revenues sufficient to fund research and development of THELIN, TBC3711 and our other product candidates, commercial business operations and to repay our outstanding indebtedness; our estimate of the sufficiency of our existing capital resources; market acceptance of THELIN in the EU, Canada and Australia and the actual rate of acceptance; our ability to raise additional capital to fund cash requirements for future commercial and research and development operations; the accuracy of our estimates concerning market sizes and patient populations for PAH, diastolic heart failure, resistant hypertension and other therapeutic categories in which we are developing our products; the timing and cost of our clinical trials and the success of our drug development activities; the scope of our own patents and our ability to protect our patents and other intellectual property for THELIN, TBC3711 and our other products under development; potential delays in the timelines for initiating clinical trials, enrolling patients and obtaining results of clinical trials with respect to THELIN, TBC3711 and our other products under development; our ability to attract and retain qualified personnel; the unpredictability of the FDA formal dispute resolution process; reduced estimates concerning the PAH patient population and PAH diagnosis rates in markets where THELIN(tm) is approved; our inability to predict revenues from THELIN in the EU, Canada and Australia and expense levels in 2007 and beyond; the ability of our subsidiary to repay the notes secured by royalties on Argatroban sales by GSK; our ability to quickly and successfully commercialize THELIN in the EU, Canada and Australia; and the impact of reimbursement policies and government regulation of prices on THELIN(tm) revenues in the EU, Canada, and Australia as well as the speed with which pricing and reimbursement approvals and product launches for THELIN may be achieved in Italy, France and other countries of the EU, Canada and Australia. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.

Investment Highlights Two Marketed Products THELIN(r) (sitaxentan sodium) developed by Encysive and is approved in the EU, Canada and Australia THELIN is indicated for the treatment of pulmonary arterial hypertension (PAH) Argatroban was developed by Encysive and marketed by GlaxoSmithKline in the U.S. and Canada Argatroban is indicated for the treatment of heparin- induced thrombocytopenia Royalty stream has been monetized Robust Pipeline Four phase II studies underway THELIN and TBC3711 being evaluated in large market cardiovascular disease opportunities

Lead Product/Program - THELIN in PAH Pulmonary Arterial Hypertension (PAH) Rare, life-threatening condition causing high blood pressure in the lungs due to narrowing and stiffening of pulmonary arteries Symptoms include shortness of breath, fatigue, dizzy spells, fainting, chest pain, and swelling of ankles and legs PAH may develop without a known cause (primary or idiopathic disease) PAH is more commonly related to other conditions, such as connective tissue disease (e.g., systemic lupus or scleroderma), congenital heart disease or HIV

THELIN is Approved in Markets Generating $450 Million Today THELIN is approved for treatment of PAH in Europe, Canada and Australia Today, we estimate these markets are growing at greater than 30% with projected 2007 ETRA category sales of >$450 million* THELIN is launched in UK, Germany, Ireland, Netherlands and Spain Remaining key 2007 launches include Canada, France and Italy *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

European Operations Established Encysive headquartered outside London, UK Approximately 35 sales reps when fully launched Sales to date largely from UK and Germany Italy and France launches expected in 4Q '07 2008: Top five EU countries will be selling Thelin

Strong European team Thierry Plouvier, MD - VP, Europe Organon, Chiesi, Lilly Carl Sterritt, EU Operations United Therapeutics, Europe Phina Deichmann, EU Marketing Chiron Andreas Off - Germany GSK, BMS Oncology Francesco Arcudi - Italy Dompe Eva Begaud - France TKT Stephen Tague - UK Neu-Tec, Gilead

THELIN: Competitive Profile Once-daily oral tablet requiring no titration Highly selective, with a high affinity for ETa Only approved selective ETRA for PAH in the EU Rate of liver enzyme elevations similar to placebo Approved for primary PAH and PAH associated with CTD No clinically meaningful interaction with sildenafil Only ETRA with comparator data Easily managed interaction with warfarin

U.S. Regulatory Status FDA says THELIN is "Approvable" Agency recommends an additional Phase III trial for marketing clearance Encysive is now moving forward with study STRIDE-5 Working with FDA to finalize a study protocol Details of the study to be announced once protocol discussions are concluded with FDA

U.S. PAH Market Will Remain Attractive US ETRA market projected to exceed $1.4 billion in 2011* Disease awareness will continue to expand diagnosis ETRAs projected to remain a therapeutic mainstay Encysive believes THELIN can capture a meaningful share of ETRA market in the US *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

PIPELINE Leveraging the Therapeutic Opportunity of ETRAs Blocking Endothelin has potential in a wide range of cardiovascular diseases

THELIN in Diastolic Heart Failure (DHF) Phase 2 trial fully enrolled Approximately 150 DHF patients from 40 centers Randomized, placebo controlled study Primary endpoint: Change in exercise capacity Data expected mid 2008 Positive results sets stage for initiation of pivotal studies

Diastolic Heart Failure (DHF) DHF characterized by the signs and symptoms of chronic heart failure (historically known as CHF with normal ejection rate) Few studies focused only on DHF Large Market Opportunity Estimated 4.4 million patients in North America and Europe* Few treatment options available *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

Next Generation ETRA: TBC3711 TBC3711 is Encysive's next generation, highly selective ETRA 100,000 times selective for endothelin A receptor More potent than THELIN High oral bio-availability

Resistant Hypertension (rHTN) Defined as persistent blood pressure above 140/90 despite treatment with three anti-hypertensive therapies, including a diuretic Easily identifiable patient population By definition, area of high unmet medical need Large Market Opportunity Estimated 4.5 million existing patients in North America and Europe* *Source: Encysive Pharmaceuticals Inc. Internal Market Estimates

Resistant Hypertension Study Randomized, placebo controlled dose-ranging study Approximately 150 patients Primary endpoint: sitting and standing BPs taken pre-dose and 2 hours post-dose during clinic visits Enrollment ongoing Positive results sets stage for initiation of pivotal studies

Pipeline Chart



Phase
PROPRIETARY PRODUCTS
Pre-Clin
I
II
III
NDA
Market
Indication
THELIN® Oral- EU, CA. AU
PAH
THELIN™ Oral- US
PAH
THELIN™ Oral
DHF
THELIN™ Oral
Undisclosed
THELIN™ Intravenous
Post-surgery PH
TBC3711 Oral
Resistant HTN
TBC3711 Intravenous
Undisclosed
CCR9
IBD
PC2 Oral*
Undisclosed
PC3 Intravenous
Undisclosed
PARTNERED PRODUCTS
Argatroban
HIT, PCI
Bimosiamose
Asthma, Psoriasis
TBC4746
MS, Asthma

* In microdose testing

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Financial Highlights

Cash, cash equivalents, accrued interest and restricted cash at 6/30/07	$65.0M*

2Q 2007 Financial Snapshot:

Revenues	*8.9M
Sales	$2.3M
Royalty Income	$6.3M**
R&D Exp.	$16.7M
Sales & Marketing	$9.6M
G&A	$6.3M
Net loss	$33.9M

Raised $27 million in two financings in 3Q '07

*Includes approximately $4.3M in Argatroban royalty paid out on 7/2

** Argatroban royalty income is used to pay the outstanding Argatroban notes, the royalty income is not available to fund operational requirements

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Upcoming Milestones Commercial milestones Reimbursement and launch of THELIN in Canada, France and Italy - 2H 2007 Clinical milestones Report results from Phase 2 THELIN trial for Diastolic Heart Failure - mid 2008 CCR9 program to enter human testing for Inflammatory Bowel Disease - 2008

Key Personnel George W. Cole, President and CEO Joined Encysive is 2005 as COO, promoted to CEO in June 2007 Former President of Altana Pharma U.S, a subsidiary of Germany- based Altana Pharma AG Richard Dixon, Ph.D., Senior VP, Research; CSO Co-founded Encysive in 1989 Former Director and Head of Molecular Biology at Merck Sharp & Dohme Research Laboratories, a division of Merck & Co Thierry A. Plouvier, M.D., Vice President, European Operations Joined Encysive in March 2006 to oversee operations in the European Union Former President and Chief Executive Officer Previously at Organon SA Jeffrey Keyser, VP, Regulatory Affairs Joined Encysive in April 2004 Previously served as Vice President, Development and Regulatory Affairs of Adams Laboratories Paul S. Manierre, Esq., VP and General Counsel Joined Encysive in October 2005 Previously worked at Eisai Inc., a research-based pharmaceutical company where he served as Associate General Counsel Richard A. Goeggel, Principal Accounting Officer Joined the Company in 2001, appointed the Corporate Treasurer in 2006 Holds an A.B. in Economics, M.B.A. in Accounting and Finance and is C.P.A

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the U.S. Federal and Drug Administration (FDA) regarding whether and when to approve THELIN(tm) ; timing and outcome of regulatory action on competing products in the EU; the availability of financing and revenues sufficient to fund research and development of THELIN, TBC3711 and our other product candidates, commercial business operations and to repay our outstanding indebtedness; our estimate of the sufficiency of our existing capital resources; market acceptance of THELIN in the EU, Canada and Australia and the actual rate of acceptance; our ability to raise additional capital to fund cash requirements for future commercial and research and development operations; the accuracy of our estimates concerning market sizes and patient populations for PAH, diastolic heart failure, resistant hypertension and other therapeutic categories in which we are developing our products; the timing and cost of our clinical trials and the success of our drug development activities; the scope of our own patents and our ability to protect our patents and other intellectual property for THELIN, TBC3711 and our other products under development; potential delays in the timelines for initiating clinical trials, enrolling patients and obtaining results of clinical trials with respect to THELIN, TBC3711 and our other products under development; our ability to attract and retain qualified personnel; the unpredictability of the FDA formal dispute resolution process; reduced estimates concerning the PAH patient population and PAH diagnosis rates in markets where THELIN(tm) is approved; our inability to predict revenues from THELIN in the EU, Canada and Australia and expense levels in 2007 and beyond; the ability of our subsidiary to repay the notes secured by royalties on Argatroban sales by GSK; our ability to quickly and successfully commercialize THELIN in the EU, Canada and Australia; and the impact of reimbursement policies and government regulation of prices on THELIN(tm) revenues in the EU, Canada, and Australia as well as the speed with which pricing and reimbursement approvals and product launches for THELIN may be achieved in Italy, France and other countries of the EU, Canada and Australia. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.